UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE TURKISH INVESTMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE
THE TURKISH INVESTMENT FUND, INC.
Stockholder Meeting Adjourned to October 24, 2008
September 5, 2008
Dear Stockholder:
The Special Meeting (the “Meeting”) of Stockholders of The Turkish Investment Fund, Inc., (the “Fund”) was held on July 23, 2008 and adjourned to August 27, 2008. The Meeting has been further adjourned to allow for solicitation of additional shares relative to the investment restriction proposal as described in the Notice of Annual Meeting and Proxy Statement previously mailed to you. The adjourned Meeting will be held on October 24, 2008 at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036.
To comply with applicable law with respect to the record date for an adjourned stockholder meeting, the Board of Directors of the Fund has established a new record date of September 2, 2008 for the adjourned Meeting. Only stockholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Annual Meeting of Stockholders (the “Notice”) and the Proxy Statement for The Turkish Investment Fund, Inc. (the “Proxy Statement”) and any other information about the Meeting previously delivered to you.
     - IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Fund recommends a vote “FOR” the investment restriction proposal for the reasons discussed in the Proxy Statement.
PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.
     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.
     - IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

At the close of business on September 2, 2008, the Fund had outstanding 7,502,818 Shares. As of such date, the directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of such date, no person was known by the Fund to own beneficially or of record as much as 5% of any class of the Fund.
To the extent the information in the Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting of Stockholders. If you would like another copy of the Proxy Statement, please contact the Fund c/o Morgan Stanley Investor Services, 2800 Post Oak Blvd., 44th Floor, Houston Texas 77056 or by phone at 800-231-2608 (toll free).
We appreciate your careful and prompt consideration of this matter.
Sincerely,
The Turkish Investment Fund, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:
1.  Read your proxy statement and have it at hand.
2.  Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com
3.  Enter the 14-digit number located in the shaded box from your Proxy Card.
4.  Follow the recorded or on-screen directions.
5.  Do not mail your Proxy Card when you vote by phone or Internet.
Please detach at perforation before mailing.

PROXY	THE TURKISH INVESTMENT FUND, INC. NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 24, 2008	PROXY
The undersigned hereby appoints Ronald E. Robison, Stefanie V. Chang Yu, Mary E. Mullin and Amy R. Doberman and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of The Turkish Investment Fund (the “Fund”) held of record by the undersigned on September 2, 2008 at the Special Meeting of Stockholders of the Fund to be held on Friday, October 24, 2008, at the offices of Morgan Stanley Investment Management Inc., Conference Room 3R, 522 Fifth Avenue, New York, New York 10036 at 9:00 a.m., New York City time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy is solicited on behalf of the Board of Directors of the Fund.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, AND IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	18987_TIF_090408

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY
Please detach at perforation before mailing.
TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (See enclosed Voting Information Card for further instructions).
PLEASE MARK VOTES AS IN THIS EXAMPLE: ☑

		FOR	AGAINST	ABSTAIN
1.	Approval of an amendment to the Fund’s investment restriction regarding concentration to require the Fund to invest between 25% and 35% of its total assets in the securities of issuers in one or more industries if, at the time of investment, each such industry represents 25% or more of the Fund’s benchmark index, which currently is the Morgan Stanley Capital International (MSCI) Turkey Index.	☐	☐	☐
WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY
18987_TIF090408